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                                                                   Exhibit 10(g)


                          REGISTRATION RIGHTS AGREEMENT



         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of May 27, 1999 is made and entered into by and among GHS, Inc., a Delaware corporation (the "Company"), and the holders of Registrable Securities (as defined herein) whose names appear on the signature pages of this Agreement.

         The parties to this Agreement, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" has the meaning ascribed to that term in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act.

         "Common Stock" means the voting common stock, par value $.01 per share, of the Company.

         "Common Equity Securities" shall mean Common Stock, any option, warrant or right to subscribe for, acquire or purchase Common Stock (whether or not currently exercisable), and any security convertible into or exchangeable for Common Stock (whether or not currently convertible or exchangeable).

         "Demand Request" has the meaning ascribed to that term in Section 3.1.

         "Demand Registration" has the meaning ascribed to that term in
Section 3.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Initiating Holder" means CYL Development Holdings, LLC.

         "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Piggyback Registration" has the meaning ascribed to that term in
Section 3.2.

         "Prospectus" means the prospectus included in any registration statement, as amended or supplemented by any prospectus supplement and by all other amendments, and supplements to such prospectus, including post-effective amendments, and all information incorporated by reference in such prospectus.

         "Registrable Securities" means any shares of Common Stock (i) acquired by a party to this Agreement upon conversion of the Series A Preferred Stock or upon exercise of the warrants of the Company acquired pursuant to the terms of the Contribution and Exchange


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Agreement among the Company and the holders of Registrable Securities dated as of May 20, 1999 or (ii) acquired thereafter by a party to this Agreement by virtue of any stock split or combination, stock dividend or similar event in respect of any of the shares referred to in clause (i) of this definition; PROVIDED, HOWEVER, that shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities upon the sale thereof pursuant to an effective registration statement or pursuant to Rule 144 (or successor rule) under the Securities Act or upon, in the case of any holder thereof, shares of Common Stock becoming saleable pursuant to Rule 144 without volume or other restrictions; and PROVIDED, FURTHER that shares of Common Stock that are Registrable Securities shall continue to be Registrable Securities upon their transfer in a private transaction exempt from the registration requirements of the Securities Act to a person who is already a party to this Agreement (or an affiliate of any party to this Agreement) or a transfer of Registrable Securities in accordance with Section 11 who becomes a party to this Agreement by agreeing in writing to be bound by the terms of this Agreement, such agreement to be in form and substance reasonably satisfactory to the Company.

         "Registration Expenses" means all registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"), fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel for the underwriters or sellers of Registrable Securities in connection with blue sky qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may reasonably designate), printing expenses and distribution expenses associated with the preparation and distribution of any registration statement, any prospectus, and amendments or supplements thereto, all fees and expenses associated with the listing of any Registrable Securities on any securities exchange or exchanges, and fees and disbursements of counsel for the Company and its independent certified public accountants, out-of-pocket expenses of underwriters customarily paid by the issuer to the extent provided for in any underwriting agreement (but specifically excluding any Selling Expenses).

         "Registration Statement" means any registration statement of the Company filed under the Securities Act, including the prospectus forming a part thereof, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits to and all information incorporated by reference in such registration statement.

         "Requisite Amount" shall mean, for the purposes of Section 3.1, an amount of Registrable Securities proposed to be registered under Section 3.1 pursuant to a Demand Registration which is reasonably expected to have an aggregate offering price of at least $1,000,000.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" means, with respect to any holder of Registrable Securities, all underwriting discounts, selling commissions and stock transfer or documentary stamp taxes, if

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any, applicable to any Registrable Securities registered and sold by such holder, and all fees and disbursements of any counsel for such holder (other than any counsel fees expressly constituting a Registration Expense as defined in this Agreement).

         "Selling Holders" has the meaning ascribed to that term in Section 3.1.

         "Underwritten Offering" means an offering registered under the Securities Act in which securities are sold to an underwriter, whether on a "firm commitment", "best efforts" or other basis, for reoffering to the public.

         2. SECURITIES SUBJECT TO THIS AGREEMENT. The only securities entitled to the benefits of this Agreement are the Registrable Securities.

         3. REGISTRATION OF REGISTRABLE SECURITIES.

         3.1. DEMAND REGISTRATION.

         (a) DEMAND. At any time beginning on the second anniversary of the date of this Agreement and subject to the other provisions of this Agreement, the Initiating Holder shall have the right, exercisable by making a written request (a "Demand Request") to the Company (which request shall specify the aggregate number of shares of Registrable Securities requested to be registered), to require that the Company effect the registration in accordance with the provisions of the Securities Act of the Underwritten Offering and sale of any of the Registrable Securities held by such holder. The Registrable Securities requested in the Demand Request to be included in the Underwritten Offering shall have an aggregate offering price of at least the Requisite Amount. Upon receipt of the Demand Request, the Company shall promptly give written notice of the Demand to all other holders of Registrable Securities, and the Company shall use all reasonable efforts to effect, at the earliest practicable date, the registration (a "Demand Registration") under the Securities Act of (i) the Underwritten Offering and sale of the Registrable Securities that the Company has been so required to register by such Initiating Holder, and (ii) the Underwritten Offering and sale of all other Registrable Securities that the Company has been requested to register by the holders thereof (such holders together with the Initiating Holder being hereinafter referred to as the "Selling Holders") by written request given to the Company within 15 days after the receipt of such written notice by the Company.

         (b) FORM; EFFECTIVE REGISTRATION STATEMENT. A Demand Registration shall only be on Form S-3 (or any successor "short-form" registration statement). A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected unless a registration statement with respect thereto has become effective; PROVIDED, HOWEVER, that if, after a Demand Registration has become effective, the offering of Registrable Securities pursuant thereto is permanently suspended, blocked by any stop order, injunction or other order of the SEC or any governmental agency or court, or withdrawn (except a Demand Registration withdrawn under Section 6(a)), such Demand Registration will be deemed not to have been effected.

         (c) SELECTION OF UNDERWRITERS. The Company shall have the sole right to select, after consultation with the Selling Holders, the underwriter or underwriters of the Underwritten Offering of the Registrable Securities so to be registered.


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

         (d) PRIORITY IN REQUESTED REGISTRATION. If the managing underwriter of the Demand Registration advises the Company in writing that, in its opinion, the number of shares of Registrable Securities and other securities of the Company requested to be included in such offering exceeds the number that can be sold in such offering without materially affecting the offering price of any such securities, the Company shall include in such registration (1) first, the Registrable Securities requested by the Selling Holders to be included in the Demand Registration pursuant to Section 3.1(a) and any other securities of the Company proposed to be sold by any holders of securities of the Company having preferential registration rights to participate with such Selling Holders in such Demand Registration, pro rata among such Selling Holders and such other holders on the basis of the total number of shares of securities of the Company, including Registrable Securities, requested to be included in such Demand Registration; and (2) second, to the extent that such securities of the Company may be included without materially affecting the offering price of the Registrable Securities and securities of the Company referred to in clause (1), in the opinion of such managing underwriter, any other securities of the Company held by persons having rights to participate in such Demand Registration that are non-preferential to the Selling Holders and such other holders and securities of the Company to be issued or sold by the Company, in accordance with their agreements with respect thereto.

         (e) LIMITATIONS ON DEMAND REGISTRATION. Notwithstanding the foregoing, the Company shall not be required to file a registration statement for a Demand Registration under any of the following circumstances:

         (i) within 60 days prior to the estimated date of filing of and 180 days after the effectiveness (within the meaning of Section 3.1(b)) of a registration statement filed in connection with an underwritten public offering of securities of the Company;

         (ii) the Company has effected two Demand Registrations pursuant to this
Section 3.1;

         (iii) the Company determines, in good faith and after consultation with the Initiating Holder, that the Registrable Securities proposed to be registered in the Demand Request are not expected to have an aggregate offering price of at least the Requisite Amount;

         (iv) the Company promptly delivers written notice ("Prior Registration Notice") to the Initiating Holder making the Demand Request that it has filed and is using reasonable efforts to have declared effective, or at the time of receipt of the Demand Request is required to file, or has delivered a Piggyback Notice (as defined in Section 3.2) with respect to, a registration statement pursuant to (1) demand registration rights granted to any person or entity (other than pursuant to this Section 3.1) or (2) Section 3.2 ("Prior Registration Rights"); PROVIDED, HOWEVER, that the Company may postpone the filing of a registration statement pursuant to a Demand Request for a period of no longer than (1) 180 days after the effective date of the registration statement filed pursuant to the Prior Registration Rights, if such registration statement was filed before the date of delivery of the Prior Registration Notice or within 60 days thereafter and, in either case, becomes effective within 120 days after the date of delivery of the Prior Registration Notice; (2) 120 days after the date of delivery of the Prior Registration Notice, if such registration statement was filed before the date of delivery of the Prior Registration



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Notice or within 60 days thereafter but, in either case, does not become effective within such 120-day period; or (3) 60 days after the date of delivery of the Prior Registration Notice, if such registration statement was not filed before the date of delivery of the Prior Registration Notice and is not filed within 60 days thereafter;

         (v) if there exists at the time, material non-public information relating to the Company, which, in the reasonable opinion of the Board of Directors, should not be disclosed, any other provisions of this Agreement to the contrary notwithstanding, or if it would be severely detrimental to the Company to file a registration statement in the near future in the reasonable opinion of the Board of Directors, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective (whether under this Section 3.1 or under any other provision of this Agreement), shall be suspended for a period not to exceed 90 days (and for a period not exceeding, in the aggregate, 180 days in any 24-month period);

         (vi) if the Company shall not then qualify for registration on Form S-3 (or any successor "short-form" registration statement); or

         (vii) if the Company shall be unable, after consultation with the Selling Holders, to select an underwriter or underwriters to underwrite the Demand Registration which is reasonable acceptable to the Company.


         3.2. PIGGYBACK REGISTRATION.

         (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time beginning on the second anniversary of the date of this Agreement proposes (other than pursuant to Section 3.1) to register the offering and sale of shares of Common Stock under the Securities Act by registration on any form other than Forms S-4 or S-8 (or any successor forms thereto) whether or not for sale for its own account, it shall each such time give prompt written notice ("Piggyback Notice") to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 3.2. Upon the written request of any such holder (a "Requesting Holder") received by the Company within 15 days after the giving of any Piggyback Notice (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder and the intended method of such disposition), the Company shall use all reasonable efforts to include in such registration ("Piggyback Registration") all Registrable Securities that the Requesting Holders have so requested be included in such Piggyback Registration to permit the disposition by such Requesting Holders of such Registrable Securities; provided that (i) if such registration involves an underwritten public offering, all holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this Section 3.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 3.2 shall relieve the Company of its obligations to effect registrations upon request under



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Section 3.1. The Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities, grant future piggyback registration rights to other persons which, as a whole, are superior to the Piggyback Registration rights provided by this Section 3.2.

         (b) PRIORITY IN PIGGYBACK REGISTRATIONS. If a Piggyback Registration is an Underwritten Offering and the managing underwriter thereof advises the Company in writing that, in its opinion, the number of shares of Registrable Securities requested or proposed to be included in such offering exceeds the number that can be sold in such offering without materially affecting the offering price of any such securities, the Company shall include in such registration (1) first, to the extent that such securities of the Company may be included in such registration without materially affecting the offering price thereof, in the opinion of such managing underwriter, (A) if such registration is initiated by the Company proposing to register any of its Common Stock, such Common Stock proposed to be sold by the Company and (B) the securities of the Company held by persons (other than the holders of Registrable Securities with respect to Registrable Securities) who otherwise have preferential registration rights to include such securities in such Piggyback Registration in preference to such holders and which have been duly requested to be included in such Piggyback Registration in accordance with the agreements with respect to such registration rights between the Company and such holders; and (2) second, to the extent that such Registrable Securities may be included in such registration without materially affecting the offering price of the securities referred to in clause (1), in the opinion of such managing underwriter, the Registrable Securities requested by the holders to be included in such Piggyback Registration pursuant to Section 3.2 (a) and any other securities of the Company held by persons other than the holders having rights to participate in such Piggyback Registration that are non-preferential to the holders of Registrable Securities, pro rata among all such holders on the basis of the total number of securities of the Company, including Registrable Securities, requested by each such holder to be included therein.

         4. HOLD-BACK AGREEMENTS. During the term of this Agreement, each holder of Registrable Securities shall, if requested by the managing underwriter or underwriters in an Underwritten Offering and provided the Company is then in compliance with the terms of this Agreement, agree not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such registration statement, including a sale pursuant to Rule 144 under the Securities Act, except as part of such underwritten registration, during the 30-day period prior to, and during a period of up to 180 days beginning on, the closing date of each Underwritten Offering made pursuant to such registration statement, to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

         5. REGISTRATION PROCEDURES.

         In connection with the Company's obligations under Section 3, the Company shall use all reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall as expeditiously as practicable:

         (a) prepare and file with the SEC under the Securities Act a registration statement with respect to such Registrable Securities which shall state that the Registrable Securities are covered thereby, and use all reasonable efforts to cause such registration statement



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to become effective and to remain effective; PROVIDED, HOWEVER, that the Company may discontinue any registration of Registrable Securities being effected pursuant to Section 3.2 at any time before the effective date of the registration statement relating thereto;

         (b) prepare and file with the SEC such amendments and supplements, if any, to such registration statement and the prospectus used in connection therewith as may be necessary to (1) keep such registration statement effective until the earlier of (a) 90 days after the effectiveness thereof or (b) the completion of the distribution under such registration statement, and (2) comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (c) furnish to each seller of such Registrable Securities and each underwriter (if any) such number of copies of such registration statement (including exhibits), each amendment and supplement thereto, the prospectus included in such registration statement or filed with the SEC (including each preliminary prospectus), and each amendment and supplement thereto as such seller and underwriter may reasonably request to facilitate the disposition of the Registrable Securities owned by such seller and covered by such registration statement;

         (d) use all reasonable efforts to (1) register or qualify such Registrable Securities under the securities or "blue sky" laws of such jurisdictions as any seller of such Registrable Securities or the managing underwriter (if any) may reasonably request; (2) keep such registrations or qualifications in effect for so long as such registration statement is in effect; and (3) take any and all other reasonable actions that may be necessary or appropriate to enable each seller of Registrable Securities or other securities of the Company covered by such registration statement and each underwriter (if any) to consummate the disposition in such jurisdictions of the relevant Registrable Securities and other securities of the Company; PROVIDED, HOWEVER, that the Company shall not be required to (a) qualify generally to transact business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this Section 5,
(b) subject itself to taxation in any such jurisdiction; (c) consent to general service of process in any jurisdiction; or (d) register or qualify Registrable Securities or take any other action under the securities or blue sky laws of any jurisdiction if, in the judgment of the Board of Directors of the Company, the consequences of such registration, qualification or other action would be unduly burdensome to the Company;

         (e) (1) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, notify each seller of Registrable Securities covered by a registration statement when it becomes aware of the occurrence of any event as a result of which the prospectus (as then amended or supplemented) contains any untrue statement of a material fact or omits any fact necessary to make the statements therein, in the light of circumstances under which they were made, not misleading; and (2) at the request of any such seller, as promptly as practicable thereafter, prepare in sufficient quantities and furnish to such seller and each underwriter (if any) a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the offerees or purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to



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state any fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading;

         (f) use all reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on any securities exchange, if any, on which similar securities of the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange;

         (g) enter into and perform its obligations under customary agreements relating to the registration, including an underwriting agreement in customary form;

         (h) subject to the execution of confidentiality agreements customary for transactions of this type, in form and substance satisfactory to the Company, (1) make reasonably available for inspection by any seller of such Registrable Securities, any underwriter (if any) and any legal counsel, accountant or other agent retained by any such underwriter, all financial and other records, relevant corporate documents, and properties of the Company, and
(2) cause the Company's directors, officers, employees, counsel and independent public accountants to supply all information reasonably requested by, and to respond to inquiries from, any such seller, underwriter, legal counsel, attorney, accountant or agent in connection with such registration statement, in each instance to the extent that such information is reasonably necessary to satisfy any of its obligations under applicable law;

         (i) with respect to Underwritten Offerings, use all reasonable efforts to obtain an appropriate opinion from counsel for the Company and a "cold comfort" letter from then Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions of counsel and cold comfort letters in similar registrations;

         (j) promptly notify each selling holder of Registrable Securities and each managing underwriter (if any) and, upon request by any such person, confirm such advance in writing, (1) when such registration statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective, (2) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceeding for such purpose, or (3) of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of such Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

         (k) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing; PROVIDED, HOWEVER, that such information shall be used by the Company only to the extent necessary for, and in connection with, such registration.



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         Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 5(e)(1) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(e)(2), or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the maintenance of the registration statement in Section 3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(e)(1) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 5(e)(2) or the Advice.

         6. WITHDRAWAL.

         (a) If any holder participating in a registration hereunder disapproves of the terms of any offering, the sole remedy of such holder shall be, in its discretion, to withdraw such holder's Registrable Securities and other securities of the Company therefrom by giving written notice to the Company and any managing underwriter (if any). The holder's Registrable Securities and other securities of the Company so withdrawn from the offering also shall be withdrawn from registration. If the holders participating in such registration withdraw all Registrable Securities from the offering, the Company may withdraw the registration, and if such registration was commenced pursuant to a Demand Request, such registration shall nevertheless be counted as a Demand Registration effected hereunder; PROVIDED, HOWEVER, that such registration shall not be so counted if the withdrawal was based on the Company's failure to comply in any material respect with its obligations hereunder.

         (b) If as a result of the proration provisions of Sections 3.1(d) and 3.2(b), any holder of Registrable Securities is not entitled to include all of such holder's Registrable Securities in a registration that such holder has requested to be included, then after the delivery to such holder of notice thereof from the Company, such holder may elect to withdraw his request to include such holder's Registrable Securities in such registration ("Withdrawal Election"); PROVIDED, HOWEVER, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a holder shall no longer have any right to include such holder's Registrable Securities in the registration as to which such Withdrawal Election was made. If as a result of Withdrawal Elections (but after the Company has included in such registration in place of such withdrawn Registrable Securities such additional Registrable Securities or other securities of the Company to be sold by the Company or held by other holders or other sellers whose Registrable Securities or other securities of the Company were excluded as a result of the proration provisions of Sections 3.1(d) and 3.2(b)), less than the Requisite Amount of Registrable Securities and other securities of the Company are requested to be included in a registration, the Company, in its sole discretion, may give written notice to all holders of Registrable Securities who have requested that such holders' Registrable Securities be included in a registration and who have not made a Withdrawal Election that the Company has determined not to proceed with such registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration (without prejudice, however, to the holders' rights to have Registrable Securities registered pursuant to Section 3.2 and the holders' rights to have Registrable Securities registered pursuant to Section 3.1 in the future). Any such abandoned registration shall not be counted as a Demand Registration for purposes of Section 3.1(e)(iii).

         7. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration in accordance with Section 3 shall be borne by the Company. All Selling Expenses relating to Registrable Shares registered on behalf of any person shall be borne by such person.

         8. INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless, with respect to any registration statement filed by it, to the fullest extent permitted by law, each holder who is a seller of Registrable Securities covered by such registration statement, its officers, directors, employees, agents and general or limited partners, and each other person, if any, who controls such holder within the meaning of the Securities Act (collectively, "Holder Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several, (including reasonable fees of counsel and any amounts paid in settlement effected with the Company's consent, which consent shall not be unreasonably withheld) to which any such Holder Indemnified Party may become subject under the Securities Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) are caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (3) any violation by the Company of any federal or state law, rule or regulation applicable to the Company relating to action of or inaction by the Company in connection with any such registration; and in each such case, the Company shall reimburse each such Holder Indemnified Party for any reasonable legal or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder Indemnified Party relating to such Holder Indemnified Party expressly for use in the preparation thereof; and PROVIDED, FURTHER, that the Company shall not be liable to any such Holder Indemnified Party with respect to any preliminary prospectus to the extent that any such loss, claim, damage, liability or expense of such Holder Indemnified Party results from the fact that such Holder Indemnified Party sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Holder Indemnified Party in compliance with Section 5 and the loss, claim, damage, liability or expense of such Holder Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity and reimbursement of expenses obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such holder.

         (b) INDEMNIFICATION BY HOLDERS. Each holder of Registrable Securities participating in any registration hereunder shall severally and not jointly indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees and agents, and each person who controls the Company (within the meaning of the Securities Act) (collectively, "Company Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with such holder's consent, which consent shall not be unreasonably withheld) to which any Company Indemnified Party may become subject under the Securities Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) are caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, in the cases described in clauses (1) and (2), that such untrue statement or omission is contained in any information furnished in writing by such holder to the Company expressly for use in the preparation thereof; PROVIDED, HOWEVER, that the aggregate amount which any such holder shall be required to pay pursuant to this Section 8(b) shall be limited to the dollar amount of proceeds received by such holder upon the sale of the Registrable Securities and other securities of the Company pursuant to the registration statement giving rise to such claim. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such holder.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by an indemnified party under Section 8(a) or 8(b) of written notice of commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section 8, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; PROVIDED, HOWEVER, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under Section 8(a) or 8(b) is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party or (ii) in the reasonable judgment of any indemnified party a conflict of interest is likely to exist, based on the written opinion of counsel, between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay reasonable fees and expenses of such additional counsel. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (1) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (2) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this Section 8.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or 8(b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in Section 8(a) or 8(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this Section 8(d) shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 8(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 8(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 8(d) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this Section 8(d), such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in Section 8(c) has not been given with respect to such action); PROVIDED, HOWEVER, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this Section 8(d) except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. Notwithstanding anything in this Section 8(d) to the contrary, no holder of Registrable Securities participating in any registration hereunder shall be required pursuant to this Section 8(d) to contribute any amount which exceeds the dollar amount of the proceeds received by such holder from the sale of Registrable Securities and other securities of the Company in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified parties relate.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

         If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 8(a) and 8(b), without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8(d). The provisions of this Section 8(d) shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

         (e) INDEMNIFICATION AND CONTRIBUTION OF UNDERWRITERS. In connection with any Underwritten Offering contemplated by this Agreement which includes Registrable Securities, the Company and all sellers of Registrable Securities included in any registration statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section 8) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

         9. CURRENT PUBLIC INFORMATION. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

         (a) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act after the Company becomes subject to the reporting requirements of such act; and

         (b) furnish to any holder of Registrable Securities, during the term of this Agreement, forthwith upon request (i) if true, a written statement by the Company that it has complied with the current public information and reporting requirements of Rule 144 under the Securities Act and the Exchange Act to which it is subject and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

         10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. In the case of any underwritten registration under Section 3.1, or in the case of a registration under Section 3.2, if the Company determines to enter into an underwriting agreement in connection therewith, (1) all shares of Registrable Securities or other Securities of the Company to be included in such registration shall be subject to such underwriting agreement, which shall be in customary form, and
(2) no person may participate in any such registration unless such person (a) agrees to sell such person's securities on the basis provided in such underwriting arrangement and (b) completes and executes all questionnaires, powers-of-attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         11. TRANSFER OF REGISTRATION RIGHTS. Subject to the restrictions on the transfer of Common Equity Securities of the Company under the terms of that certain Stockholders' Agreement dated as of the date hereof by and between, among others, the Company and the Holders, the rights to cause the Company to register Registrable Securities of a Holder and keep information available granted to a Holder by the Company hereunder may be assigned by a Holder (i) to any partner or shareholder of such Holder, (ii) to any other Holder, or (iii) to other transferees or assignees; PROVIDED, that the Company is given written notice by the Holder at any time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned and the transferee or assignee agrees in writing to be bound by the terms of this Agreement, such agreement to be in form and substance reasonably satisfactory to the Company.

         12. MISCELLANEOUS.

         (a) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no alteration, modification, amendment, change or waiver of any provision of this Agreement shall be effective or binding on any party hereto unless the same is in writing and is executed by the Company and the holders of at least a majority of the Registrable Securities then outstanding; PROVIDED, HOWEVER, that with respect to a particular registration statement filed pursuant to Section 3, a waiver or consent to departure from the provisions of this Agreement regarding only such registration statement and the offering covered thereby may be given by the holders of not less than a majority of the Registrable Securities covered by such registration statement, except that no such waiver or consent shall operate to affect adversely the rights hereunder of any other holder of Registrable Securities.

         (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or courier guaranteeing overnight delivery:

         (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company; and

         (ii) if to the Company, at 704 Broadway, New York, NY 10003, Attention:
Chief Executive Officer.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

         (c) TERM. This Agreement shall terminate and cease to be of any further force or effect on the fifth anniversary of the date of this Agreement; PROVIDED, HOWEVER, that the indemnification and contribution rights and obligations shall not terminate and shall continue forever; and PROVIDED, FURTHER, that with respect to any particular party to this Agreement, this Agreement shall terminate and cease to be of any further force or effect on the first date which that party ceases to hold any Registrable Securities.

         (d) SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto, provided that any such successors, permitted assign, heirs, executors and administrators shall have agreed in writing to be bound by the terms and conditions of this Agreement.

         (e) REMEDIES. Each party hereto acknowledges that in the event of any breach of this Agreement by such party, the other parties hereto (1) would be irreparably and immediately harmed by such breach, (2) could not be made whole by monetary damages, and (3) shall be entitled to temporary and permanent injunctions (or their functional equivalents) to prevent any such breach and/or to compel specific performance with this Agreement, in addition to all other remedies to which such parties may be entitled at law or in equity.

         (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in Delaware without regard to principles of conflicts of laws.

         (h) SEVERABILITY. Each provision of this Agreement shall be considered severable, and if for any reason any provision that is not essential to the effectuation of the basic purposes of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under existing or future applicable law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

         (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company hereby. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter and cannot be changed or terminated orally.

         (j) CONSTRUCTION. As used in this Agreement, unless the context otherwise requires (i) references to "Sections" are to sections of this Agreement, (ii) "hereof", "herein", "hereunder" and comparable terms refer to this Agreement in its entirety and not to any particular part of this Agreement,
(iii) the singular includes the plural and the masculine, feminine and neutral gender includes the other, (iv) "including" or "includes" shall be deemed to be followed by the phrase "without limitation", and (v) headings of the various Sections and subsections are for convenience of reference only and shall not be given any effect for purposes of interpreting this Agreement.

                  This Agreement is executed and delivered by the parties hereto to be effective as of the date first above written.


                                     GHS, INC.



                                     By:  /s/ Alan Gold
                                          ------------------------------------
                                          Name: Alan Gold
                                          Title: President

                                     CYL DEVELOPMENT HOLDINGS, LLC



                                     By:  /s/ David Roy
                                          ------------------------------------
                                          Name: David Roy
                                          Title: Manager

                                     ROBBINS RESEARCH INTERNATIONAL, INC.



                                     By:  /s/ Anthony J. Robbins
                                          ------------------------------------
                                          Name: Anthony J. Robbins
                                          Title: Chairman

                                     /s/ Anthony J. Robbins
                                     -------------------------------------------
                                     Anthony J. Robbins